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                                Merita Bank Ltd
                              437 Madison Avenue
                           New York, New York 10022
                            Telephone: 212-318-9300
                             Telefax: 212-421-4420

May 9, 1997


Holmes Protection Group, Inc.
440 Ninth Avenue
New York, New York 10001-1695

Re: Credit Agreement dated as of August 30, 1996 by and among Merita Bank Ltd, Bank of Boston Connecticut ("the Lenders"), and Holmes Protection, Inc. and Holmes Protection Group, Inc., as Amended and Restated ("Credit Agreement") - Amendment.

Gentlemen:

We hereby amend Section 7.19 of the Credit Agreement effective as of January 1, 1997. The changes effected by this letter will be further documented by an amendment to be prepared by legal counsel to the Agent that will reflect the attached Schedule A.

It is the understanding of the Lenders that there is no breach of the Financial Covenants of Section 7.19, as amended, for the quarterly period ended March 31, 1997. This understanding relies upon the accuracy and completeness of the financial statements of that period provided by Holmes--Protection Group, Inc. ("HPG").

HPG has represented to the Lenders that as of January 1, 1997, the effective date of the amendment, there was no breach, nor is there currently or prospectively, a breach of the Financial Covenants of Section 7.19, as amended.

This amendment does not affect the rights and remedies of the Lenders, except as specifically stated herein. The Credit Agreement is, and shall continue to be, in full force and effect.

Sincerely,

Merita Bank Ltd                                  Bank of Boston Connecticut


By:    /s/ Charles Lansdown                      By: /s/ Roger Roche
       ----------------------------                 -----------------------
       Title: Vice President                        Title: Director


By:    /s/ Eric I. Mann                          Agreed and Accepted
       ----------------------------              Holmes Protection Group, Inc.
       Title: Vice President


                                                 By:    /s/ Lawrence R. Irving
                                                        -----------------------
                                                        Title: V.P. - Finance

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Schedule A                           Original                                Amended
Covenant
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
Maximum                              -Annualized quarterly                   -Annualized trailing 3 months
Adjusted (Total Debt/EBITDA)         -Pro-forma EBITDA of acquisitions       -Actual funds borrowed for recent
                                       added to denominator for a quarter      acquisitions subtracted from
                                     -3/31/97: 1.95x                           numerator for 3-4 months
                                      6/30/97: 1.50x                         -6/30/97 and thereafter: 3.0x

Maximum Unadjusted                   None                                    -Annualized trailing
Total Debt/EBITA                                                             -3/31/97: 5.25x one month
                                                                              4/30/97: 4.50x two months
                                                                              5/31/97: 4.25x three months
                                                                              6/30/97: 4.00x three months
                                                                             All months: 4.00x annualized trailing
                                                                               3 months

Maximum Total Debt/RMR               -Tested quarterly                       -Tested monthly
                                     -20.0x at all times                     -20.0x (Unchanged)

Maximum Attrition                    -12% p.a.                               -Unchanged
                                     -calculated on two quarters
                                       annualized starting 12/31/97

Minimum Net Worth                    -$56 million                            -$53.5 million (after $1.5 million EDS
                                     -Tested quarterly                         contract cancellation charge and $1
                                                                               million additional depreciation and
                                                                               amortization from acquisitions)
                                                                             -Tested quarterly (unchanged)

Minimum EBITDA/Interest Expense      -4.0x                                   -4.0x (Unchanged)
                                     -Tested quarterly                       -Tested on trailing 3 months starting
                                                                               6/30/97

Capital Expenditure Control          -Maximum Total Debt/(EBITDA - CapEx)    -Minimum EBITDA/ (CapEx + Cash Debt
                                     -Annualized quarterly                     Service)
                                     -3.0x starting 6/30/97                  -Annualized trailing 3 months
                                                                             -6/30/97: 0.5x
                                                                              9/30/97: 0.7x
                                                                              12/31/97: 0.8x
                                                                              3/31/98: 1.0x

Maximum Capital Expenditures         -$8.5 million                           -$11.0 million

Minimum Debt Service                 Effective upon Conversion               Unchanged

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